American Century Variable Portfolios, Inc. Summary Prospectus and Prospectus Supplement VP Growth Fund
Supplement dated July 23, 2021 ■ Summary Prospectus and Prospectus dated May 1, 2021

The changes below will be effective as of August 1, 2021.
The following replaces the Annual Fund Operating Expenses table on page 1 of the summary prospectus and page 2 of the prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management Fee[1]	0.90%	0.80%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.92%	1.07%
Fee Waiver[2]	0.10%	0.10%
Total Annual Fund Operating Expenses After Fee Waiver	0.82%	0.97%
1     The management fee has been restated to reflect the decrease in the management fee schedule effective August 1, 2021.
2     The advisor has agreed to waive 0.10 percentage points of the fund’s management fee. The advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

The following replaces the Example section on page 2 of the summary prospectus and page 2 of the prospectus.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class I	$84	$284	$500	$1,122
Class II	$99	$331	$581	$1,297

The changes below will be effective as of September 1, 2021.
Gregory J. Woodhams, CFA, Co-CIO, Global Growth Equity, Senior Vice President and Senior Portfolio Manager, has announced his plans to retire on December 31, 2021. As a result, he will no longer serve as a portfolio manager for the fund effective September 1, 2021.

The following replaces the entry for Gregory J. Woodhams under Portfolio Managers on page 3 in the summary prospectus and page 4 in the prospectus:
Joseph Reiland, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2000.

The following replaces the entry for Gregory J. Woodhams under The Fund Management Team on page 7 in the prospectus:
Joseph Reiland
Mr. Reiland, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2000. He joined American Century Investments in 2000 as an investment analyst and became a portfolio manager in 2005. He has a bachelor’s degree in business administration from Washington University. He is a CFA charterholder.

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